Harbor Funds

Supplement to Prospectus dated March 1, 2023
HARBOR INTERNATIONAL GROWTH FUND
January 18, 2024
Effective March 1, 2024 (the “Effective Date”), Alex Summers will serve as a portfolio manager for Harbor International Growth Fund (the “Fund”). As of the Effective Date, Mr. Summers will be joining the Baillie Gifford Overseas Limited (“Baillie Gifford”) International All Cap Portfolio Construction Group, which serves as Subadvisor to the Fund.
Mr. Summers joined Baillie Gifford in 2022. He is an Investment Manager on the Emerging Markets Equity Team and a member of Baillie Gifford’s International All Cap Portfolio Construction Group. Mr. Summers began his investment career in 2013.